UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 14, 2005
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                  ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                                                        91-1921377
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)


600 Telephone Ave, Anchorage, Alaska                               99503
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

On March 14, 2005, the Audit Committee of the Board of Directors of Alaska Communications Systems Holdings, Inc. ("ACSH") voted to dismiss Deloitte & Touche LLP ("Deloitte") as its independent public accountant and to engage KPMG LLP as its independent public accountant, effective immediately.

Deloitte's report on the financial statements of ACSH for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion, a disclaimer of opinion, or any qualifications or modifications as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for each of the two fiscal years ended December 31, 2004 and 2003, and through March 14, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports.

ACSH has not consulted with KPMG LLP during the fiscal years ended December 31, 2004 and 2003, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of ACSH.

ACSH has provided Deloitte with a copy of this Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by ACSH herein and, if not, stating the respects in which it does not agree. The letter of Deloitte addressed to the Commission is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------
Exhibit 16.1    Letter of Deloitte & Touche LLP to the Commission dated
                March 17, 2005.

Exhibit 99.1 Alaska Communications Systems Group, Inc. press release dated March 16, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    March 17, 2005            Alaska Communications Systems Holdings, Inc.

                                   /s/ David Wilson
                                   ----------------
                                   David Wilson,
                                   Senior Vice President and Chief
                                   Financial Officer (Principal
                                   Accounting Officer and Principal
                                   Financial Officer)